UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 7, 2008

GENCO SHIPPING & TRADING LIMITED
(Exact Name of Registrant as Specified in Charter)

Republic of the Marshall Islands	000-28506	98-043-9758
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

299 Park Avenue 20th Floor (Address of Principal Executive Offices)	10171 (Zip Code)

Registrant’s telephone number, including area code:  (646) 443-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

The Company today announced that the Genco Hunter, a 2007-built Supramax vessel, collided with another vessel while transiting the Singapore Straits.  No injuries and no pollution from either vessel have been reported, and the Genco Hunter has been safely anchored.  An investigation into the cause of the incident by the Maritime and Port Authority of Singapore has commenced with Genco’s full cooperation.

The Company anticipates the Genco Hunter to remain offhire for approximately 14 days and expects to be reimbursed under hull and machinery insurance claims related to this vessel for repair costs.

The Genco Hunter is currently on a time charter with Pacific Basin Chartering Ltd. at a daily rate of $62,000, less a 5% third party commission.

"Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995

This report contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward looking statements are based on management’s current expectations and observations. Included among the important factors that, in our view, could cause actual results to differ materially from the forward looking statements contained in this report are the results of the investigation described above, the possible cause of and liability for the incident described above, the actual number of offhire days required to repair the Genco Hunter, the scope of insurance coverage available to Genco relating to the incident described above, and other factors listed from time to time in our public filings with the Securities and Exchange Commission including, without limitation, our Annual Report on Form 10-K for the year ended December 31, 2005 and subsequent reports on Form 10-Q and Form 8-K.

The information set forth under “Item 7.01 Regulation FD Disclosure” shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Genco Shipping & Trading Limited has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        GENCO SHIPPING & TRADING LIMITED

                                    DATE:  August 7, 2008

                                    /s/ John C. Wobensmith
                                    John C. Wobensmith
                                    Chief Financial Officer, Secretary and Treasurer
                                                        (Principal Financial and Accounting Officer)